UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2012

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street, World Financial Center New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02   Results of Operations and Financial Condition

The following information is furnished under Item 2.02 – Results of Operations and Financial Condition:

On February 8, 2012, Kenneth I. Chenault, Chairman and Chief Executive Officer of American Express Company (the “Company”), and Stephen J. Squeri, Group President of the Company’s Global Corporate Services business, delivered a presentation at the Company’s semi-annual Financial Community Meeting. Presentation materials that contain previously non-public information through the fourth quarter of fiscal 2011 are attached as Exhibit 99.1 hereto and are hereby incorporated herein by reference.

EXHIBIT

99.1	Information included in the presentation delivered February 8, 2012 by Kenneth I. Chenault, Chairman and Chief Executive Officer of American Express Company (the “Company”), and Stephen J. Squeri, Group President, Global Corporate Services, at the Company’s semi-annual Financial Community Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  February 8, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information included in the presentation delivered February 8, 2012 by Kenneth I. Chenault, Chairman and Chief Executive Officer of American Express Company (the “Company”), and Stephen J. Squeri, Group President, Global Corporate Services, at the Company’s semi-annual Financial Community Meeting.